UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 27, 2009

VCA ANTECH, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16783	95-4097995
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

12401 West Olympic Boulevard

Los Angeles, California 90064-1022

(Address of Principal Executive Offices, Zip Code)

(310) 571-6500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Resignation of Member of Nominating & Corporate Governance Committee

On May 27, 2009, Frank Reddick resigned as a member of the Nominating & Corporate Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of VCA Antech, Inc., a Delaware corporation (the “Company”). John M. Baumer and John B. Chickering, Jr., the two remaining members of the Committee, are each independent under the NASDAQ Global Select Market listing standards, and are classified as “Independent Outside Directors” by RiskMetrics.

Equity Awards

On April 14, 2009, the Compensation Committee of the Board determined that on a going-forward basis at least 50% of all long-term equity based awards granted to the Company’s named executive officers will be performance-based equity awards.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 27, 2009	VCA ANTECH, INC.

By: Name: Title:	/s/ Tomas W. Fuller Tomas W. Fuller Chief Financial Officer

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